UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2021

CDW CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35985	26-0273989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Tri-State International Lincolnshire, Illinois	60069
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 465-6000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CDW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Underwriting Agreement

On November 23, 2021, CDW LLC (“CDW”) and CDW Finance Corporation (“CDW Finance,” and together with CDW, the “Co-Issuers”) entered into an underwriting agreement (the “Underwriting Agreement”) among the Co-Issuers, CDW Corporation (the “Company”), certain other guarantors named therein (the “Guarantors”) and the underwriters named therein (the “Underwriters”) pursuant to which the Co-Issuers agreed to issue and sell to the Underwriters $1,000,000,000 aggregate principal amount of 2.670% Senior Notes due 2026 (the “2026 Notes”), $500,000,000 aggregate principal amount of 3.276% Senior Notes due 2028 (the “2028 Notes”), and $1,000,000,000 aggregate principal amount of 3.569% Senior Notes due 2031 (the “2031 Notes” and, together with the 2026 Notes and the 2028 Notes, the “Notes”) in a registered public offering (the “Offering”). The Underwriting Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions whereby the Co-Issuers, the Company and the Guarantors, on the one hand, and the Underwriters, on the other hand, have agreed to indemnify each other against certain liabilities. The Offering is expected to close on December 1, 2021, subject to customary closing conditions.

The Offering is being made pursuant to (i) an effective Registration Statement on Form S-3ASR, as amended (the “Registration Statement”), initially filed with the Securities and Exchange Commission (the “SEC”) on October 15, 2020 (File No. 333-249491), including a related base prospectus dated October 15, 2020, (ii) a related preliminary prospectus supplement dated November 23, 2021 filed with the SEC on November 23, 2021 pursuant to Rule 424(b)(5) under the Securities Act, and (iii) a free writing prospectus dated November 23, 2021.

On October 15, 2021, CDW entered into a Purchase and Sale Agreement (the “Acquisition Agreement”) with Sirius Computer Solutions Holdco, LP (the “Seller”). Pursuant to the Acquisition Agreement, on the terms and subject to the conditions set forth therein, the Company intends to acquire all of the issued and outstanding equity interests in Granite Parent, Inc. (the “Target”) from Seller (the “Acquisition”). The Company intends to use the net proceeds of the Offering of the Notes to partially finance the Acquisition.

The description of the Underwriting Agreement in this Current Report on Form 8-K is a summary and is qualified in its entirety by the terms of the Underwriting Agreement. The Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference and is to be incorporated in its entirety into the Registration Statement.

Item 8.01.	Other Events.

In connection with the execution of the Underwriting Agreement, on November 23, 2021, the Company issued a press release announcing that the Co-Issuers priced the Notes. A copy of the press release announcing the pricing of the Notes is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This Current Report on Form 8-K is neither an offer to sell nor the solicitation of an offer to buy the Notes or any other securities.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of November 23, 2021, by and among the Co-Issuers, the Company, the Guarantors and the Underwriters.

99.1	Press release announcing pricing of the registered offering of the Notes, dated November 23, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws. All statements other than statements of historical fact are forward-looking statements, including statements related to the expected closing of the Acquisition and the Offering. The Company claims the protection of The Private Securities Litigation Reform Act of 1995 for all forward-looking statements in this Current Report.

These forward-looking statements are identified by the use of terms and phrases such as “anticipate,” “assume,” “believe,” “estimate,” “expect,” “goal,” “intend,” “plan,” “potential,” “predict,” “project,” “target” and similar terms and phrases or future or conditional verbs such as “could,” “may,” “should,” “will,” and “would.” However, these words are not the exclusive means of identifying such statements. Although the Company believes that its plans, intentions and other expectations reflected in or suggested by such forward-looking statements are reasonable, the Company cannot assure you that it will achieve those plans, intentions or expectations. All forward-looking statements are subject to risks and uncertainties that may cause actual results or events to differ materially from those that the Company expected.

Important factors that could cause actual results or events to differ materially from the Company’s expectations, or cautionary statements, include among others, failure to satisfy any conditions to the closing of the Acquisition in a timely manner or at all; the occurrence of any event that could give rise to termination of the Acquisition Agreement; the risk that anticipated benefits, including cost synergies and revenue synergies, from the proposed transaction may not be fully realized or may take longer to realize than expected, including that the Acquisition may not be accretive within the expected timeframe or to the extent anticipated; failure to successfully integrate Target and its subsidiaries; unanticipated costs of acquiring or integrating Target and its subsidiaries; the effect of the announcement of the proposed transaction on the Company’s ability or Target or its subsidiaries’ ability to retain and hire key personnel and maintain relationships with customers, suppliers and other third parties; changes in legislation or government regulations affecting the proposed transaction or the parties; and other risk factors or uncertainties identified from time to time in the Company’s filings with the SEC. All written and oral forward-looking statements attributable to the Company, or persons acting on the Company’s behalf, are expressly qualified in their entirety by the cautionary statements identified above and in the section entitled “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 as well as other cautionary statements that are made from time to time in the Company’s other SEC filings and public communications. You should evaluate all forward-looking statements made in this Current Report in the context of these risks and uncertainties.

The Company cautions you that the important factors referenced above may not reflect all of the factors that could cause actual results or events to differ from the Company’s expectations. In addition, the Company cannot assure you that it will realize the results or developments it expects or anticipates or, even if substantially realized, that they will result in the consequences or affect the Company or its operations in the way the Company expects. The forward-looking statements included in this Current Report are made only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDW CORPORATION

Date: November 29, 2021	By:	/s/ Albert J. Miralles
Albert J. Miralles
Senior Vice President and Chief Financial Officer